UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 24, 2008
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12867 (Commission File Number)	94-2605794 (IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Text of Press Release, dated March 24, 2008
Ex-99.2 Supplemental Financial Information

ITEM 2.02	Results of Operations and Financial Condition
Financial Results.
     On March 24, 2008, 3Com Corporation (the “Company”) (i) issued a press release regarding its financial results for its fiscal quarter ended February 29, 2008 (“Q3 FY08”) and (ii) posted supplementary financial information concerning the Company’s Q3 FY08 fiscal quarter to the investor relations portion of its web site, www.3Com.com. The full text of the press release is attached hereto as Exhibit 99.1. The supplementary financial material is attached hereto as Exhibit 99.2.
     The information in Item 2.02 of this Form 8-K and the exhibits attached hereto as Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Non-GAAP Financial Measures.
     The attached press release contains non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under generally accepted accounting principles in the United States (“GAAP”).
     More specifically, the Company uses the following non-GAAP financial measures: non-GAAP operating profit/loss (and margin), non-GAAP net income/loss (and margin), non-GAAP net income/loss per share and non-GAAP research and development, sales and marketing and general and administrative expenses.
     Discussion. The Company uses these measures in its public statements. Management believes these non-GAAP measures help indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside on-going operating results. Accordingly, management uses these non-GAAP measures to gain a better understanding of the Company’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a higher degree of transparency for certain expenses (particularly when a specific charge impacts multiple line items);

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.
     The non-GAAP operating loss or income (and margin) measure used by the Company is defined to exclude the following charges and benefits: restructuring, amortization, in-process research and development, stock-based compensation expense and special items that management believes are unusual and outside of the Company’s on-going operations, such as, for some of the periods presented in the press release, the inventory-related adjustment portion of the purchase accounting effects of the Company’s acquisition of 49% of H3C and expenses related to the Company’s proposed acquisition by affiliates of Bain Capital.
     Management believes the costs related to restructuring activities are not indicative of the Company’s normal operating costs. The restructuring charge consists primarily of severance expense and facility closure costs.
     Management also believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held businesses. Also, amortization is a non-cash charge for the periods presented.
     In addition, the Company has non-recurring in-process research and development expenses which are non-cash and related to acquisitions as opposed to the Company’s core operations.
     Further, stock-based compensation expenses are non-cash charges that relate to restricted stock amortization and stock-based compensation costs associated with acquisitions, as well as additional stock-based compensation expense that represents the fair value of stock-based compensation required pursuant to FAS 123 (R). The expense related to acquisitions is not part of the Company’s normal operating costs and is non-cash. The FAS 123 (R)-related expense is excluded because management believes as a non-cash charge it does not provide a meaningful indicator of the core operating business results. Management manages the business primarily without regard to these non-cash expenses. In addition, because the calculation of these expenses is dependent on factors such as forfeiture rate, volatility of the Company’s stock and a risk-free interest rate, all of which are subject to fluctuation, these charges are expected to be variable over time, and therefore may not provide a meaningful comparison of core operating results among periods. It is useful to note that these factors are generally outside the Company’s control.
     The Company has excluded the purchase accounting inventory-related adjustment from the 49% acquisition of H3C. Similar to IPR&D and amortization described above with respect to acquisitions, these adjustments represent non-cash, one-time items relating to a specific acquisition as opposed to core operations.
     Finally, the Company excludes expenses related to its proposed acquisition by affiliates of Bain Capital. These expenses are one-time charges that are not indicative of core operations as they relate to a one-time specific transaction to take the Company private.
     The Company also uses a non-GAAP net income/loss (and margin) measure. All of the items described above are relevant to why management believes this measure is meaningful. In addition, the following further items, which are special items for the relevant fiscal periods, were excluded, from this measure: change in tax status in PRC; gain on sales of assets and gain from insurance settlement. The Company excludes the new deferred tax liability provision referenced in its press release because it is expected to be reversed in coming quarters once the appropriate PRC tax authorities approve the Company’s status as a “new and high technology enterprise,” which the Company fully expects them to do. Gains on asset sales are outside of the ordinary course of business and not representative of core operations. Similarly, the insurance settlement related to monies paid under a policy insuring the Hemel property owned by the Company which was destroyed by an oil depot explosion. Accordingly, in order to provide meaningful comparisons, the Company believes that it needs to adjust for gains as well as charges that are outside the core operations.
     Also, for prior periods when Huawei owned 49% of H3C it is necessary to further adjust the foregoing adjustments that impacted H3C’s financials by a factor of 0.49 in order to provide a meaningful comparison of 3Com’s operations. For this reason, the Company adjusted for Huawei’s portion of the amortization during those prior periods.
     3Com also uses a non-GAAP net income/loss measure on a per share basis. All of the adjustments described above are relevant to this per share measure. The Company believes that it is important to provide per share metrics, in addition to absolute dollar measures, when describing its business, including when presenting non-GAAP measures.
     Finally, the Company uses non-GAAP research and development, sales and marketing and general and administrative expenses measures, which are adjusted to exclude stock-based compensation expense and expenses related to the proposed merger with affiliates of Bain Capital for the reasons discussed above.
     For the Company’s forward-looking non-GAAP measures, the Company is unable to provide a quantitative reconciliation because the information is not available without unreasonable effort.
     General. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that impact the Company’s operations. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating loss, net loss and loss per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.

ITEM 9.01	Financial Statements and Exhibits
          (d) Exhibits

Exhibit Number	Description

99.1	Text of Press Release, dated March 24, 2008, titled “3Com Reports Third Quarter Fiscal Year 2008 Results.”

99.2	Supplemental Financial Information – Fiscal Quarter Ended February 29, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION
Date: March 24, 2008	By:	/s/ Jay Zager
Jay Zager
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated March 24, 2008, titled “3Com Reports Third Quarter Fiscal Year 2008 Results.”

99.2	Supplemental Financial Information – Fiscal Quarter Ended February 29, 2008